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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2010
Date of Report (Date of earliest event reported)

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 GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On September 28, 2010, GlobalSCAPE, Inc. announced that the company is teaming with McLane Advanced Technologies (MAT) for the US Army Standard Army Maintenance System (SAMS-E) re-compete contract.

A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

99.1 News Release dated September 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.
By:	/s/ Mendy Marsh
Mendy Marsh, Vice President and Chief Financial Officer
Dated: September 28, 2010

EXHIBIT INDEX

Exhibit Number	Document Description
99.1

News release dated September 28, 2010 announcing that GlobalSCAPE, Inc. is teaming with McLane Advanced Technologies (MAT) for the US Army Standard Army Maintenance System (SAMS-E) re-compete contract.